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                                                                   EXHIBIT 10.22


                                   AGREEMENT


     AGREEMENT made this 6th day of September, 1996, by and between National Gaming Companies, Inc. ("Gaming") and Richard Stockness ("Stockness").
     WHEREAS, Gaming is indebted to Stockness in the principal amount of $75,000 which indebtedness is evidenced by a Note dated October 31, 1995; and
     WHEREAS, Stockness is the holder of a Stock Subscription Warrant for 75,000 shares of common stock in Gaming; and
     WHEREAS, Stockness desires to exercise the above Warrant and the parties desire to amend the October 31, 1995 Note.
     NOW, THEREFORE, the parties agree as follows:
     1. Stockness hereby exercises his right to purchase 75,000 shares of common stock in Gaming pursuant to the Stock Subscription Warrant dated October 31, 1995. The $37,500 purchase price for the shares shall be paid by Stockness paying Gaming $15,000 upon execution of this Agreement and reducing the principal balance of the October 31, 1995 Note to $52,500.
     2. The parties agree that the October 31, 1995 Note is hereby amended to provide that the principal balance is $52,500 as of September 1, 1996. The parties further agree that the date on which the entire principal balance shall be due and payable in full is extended to February 28, 1997. Monthly interest payments shall continue in the amount of $875.00 payable on the first of each month with the next payment being due on October 1, 1996.

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Except as provided herein, all other terms and conditions of the October 31,
1995 Note shall remain the same.
     3. The parties agree that in the event the initial public offering of Gaming does not close on or before February 28, 1997, Stockness shall have the right to require Gaming to repurchase the 75,000 shares of Gaming's common stock. The purchase price for the repurchase shall be $37,500 payable by the parties increasing the principal balance due on the October 31, 1995 Note.
     4. The parties acknowledge that upon execution of this Agreement, Stockness shall have no further warrants for Gaming's stock.
     5. This Agreement shall be binding upon the heirs, executors and assigns hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  National Gaming Companies, Inc.


                                  By /s/ Craig Forsman
                                     ----------------------------
                                  Its Chief Executive Officer
                                      ---------------------------



                                  /s/ Richard Stockness
                                  -------------------------------
                                  Richard Stockness





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